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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 8, 1999

                    KFC NATIONAL PURCHASING COOPERATIVE, INC.
               (Exact name of registrant as specified in charter)


Delaware                   000-23496                        61-0946155
(State or other      (Commission File Number)      (IRS Employer Identification
jurisdiction or                                    No.)
incorporation)

950 Breckinridge Lane, Suite 300
Louisville, Kentucky                                                      40207
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (502) 896-5900

                                 Not Applicable
                         (Former name or former address
                         if changed since last report.)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.      Change in Fiscal Year

         On December 8, 1999, the Registrant's Board of Directors determined to change the Registrant's fiscal year end from October 31 to December 31. The Registrant will file a report covering the transition period from October 31, 1999 to December 31, 1999 on Form 10-Q.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the KFC Coop has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                KFC NATIONAL PURCHASING COOPERATIVE, INC.

                                By:  /s/ William L. Bickley
                                     -------------------------------------------
                                     William L. Bickley
                                     Sr. Vice President/Chief  Financial Officer

                                Date: December 20, 1999